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                                             This document contains 6 pages. The
                                             Exhibit Index is located on page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported) July 15, 1996

        Mortgage Loan Asset Backed Pass-Through Certificates Trust 1996B
        ----------------------------------------------------------------
               (Name of Trust issuing Mortgage Loan Asset Backed
               Pass-Through Certificates, Series 1996B, Class A)


                          MLCC Mortgage Investors, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       33-84894                 59-3247986
- ----------------------------          ------------               ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         -------------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
                                                          --------------

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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.               Description

         19.1 Statement to Certificateholders for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1996B, for the July 15, 1996 distribution pursuant to Section
                          6.02 of the Pooling and Servicing Agreement among Merrill Lynch Credit Corporation, as Master Servicer, MLCC Mortgage Investors, Inc., as seller, and Bankers Trust Company of California, N.A., as Trustee, dated as of June 1, 1996.




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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MERRILL LYNCH CREDIT CORPORATION, as
                                        Master Servicer and on behalf of MLCC
                                        MORTGAGE INVESTORS, INC.





                                   By:           /s/ Steven T. Hardy
                                        -------------------------------------
                                        Name:  Steven T. Hardy
                                        Title: Vice President and Controller




Dated:       07/15/96
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                                  Exhibit Index


Exhibit No.                                                                 Page
- -----------                                                                 ----
   19.1           Statement to Certificateholders for Mortgage
                  Loan Asset Backed Pass-Through Certificates
                  Series 1996B                                                5




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